SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):

                                 March 28, 2002


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


             Delaware                   1-12680               22-2115841
  (State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
        of incorporation)                                 Identification No.)




         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 979-2955

Item 5. Other Events.

     On March 28, 2002, Oryx Technology Corp. announced in a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, that it has made an additional investment of $938,000 in S2 Technologies ("S2"), an early-stage developer of test and integration software solutions for embedded systems. As a result of this latest investment, Oryx now has an equity ownership in S2 of approximately 43% on a fully diluted basis.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1              Press Release dated March 28, 2002.




                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2002                       ORYX TECHNOLOGY CORP.
                                                     (Registrant)


                                            By:  /s/ Mitchel Underseth
                                                 -----------------------
                                                 Mitchel Underseth
                                                 Chief Financial Officer